~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 13, 2020 (March 11, 2020)
______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 11, 2020, Realogy Holdings Corp. (the “Company”) and Ryan M. Schneider, the Company’s President and Chief Executive Officer, entered into a new Employment Agreement dated as of March 11, 2020 (the “Employment Agreement”), which supersedes Mr. Schneider’s employment agreement that was scheduled to expire in October 2020.
The terms of the prior employment agreement and the new Employment Agreement are substantially similar but have been updated to be generally consistent with Executive Severance and Change in Control Plans applicable to certain other executive officers of the company. (The adoption of those plans by the Compensation Committee was previously reported on a Current Report on Form 8-K filed by the Company on November 6, 2018.)
The material terms of the Employment Agreement are summarized below.
Term. Employment under the Employment Agreement continues to be at-will and may be terminated at any time in accordance with the terms of the Employment Agreement, however, obligations relating to severance (described below) survive until March 11, 2023 or, if following a change in control (as defined in the Employment Agreement), prior to the later of March 11, 2023 or the second anniversary of the change in control.
Board Role. Pursuant to the terms of the Employment Agreement, Mr. Schneider will continue to serve on the Company’s Board of Directors.
Compensation. Mr. Schneider’s annual base salary continues to be $1.0 million and his annual target cash incentive percentage continues to be 150% of eligible earnings in the applicable performance year. Under the terms of the Employment Agreement, Mr. Schneider will be entitled to an annual long-term incentive award, which may be allocated across various equity vehicles. In the event that the Committee determines to provide an alternative incentive program to the senior executive team, Mr. Schneider will be treated under that program in a manner commensurate with his position with the Company.
Non-Change-in-Control Severance. If Mr. Schneider experiences a “qualifying termination” (as described below) not in connection with a change in control of the Company, the Company will provide him with the following severance payments and benefits, subject to his continued compliance with his restrictive covenants and the execution and non-revocation of a release of claims:
•an amount equal to two times the sum of his annual base salary and target annual bonus, payable in 24 equal monthly installments;
•a pro-rated bonus under the executive incentive cash plan for year of termination, determined based on the Company’s actual performance and payable at such time such bonuses are payable to other employees of the Company;
•continued participation in medical and dental plans for 18 months (subject to termination if he becomes eligible to receive benefits from a new employer); and
•outplacement services for a period of up to twelve months, the value of such services not to exceed $50,000.
Change in Control Severance. If Mr. Schneider experiences a qualifying termination (i) within 24 months after a change in control of the Company or (ii) prior to a change in control (but, only if a change in control occurs) and such termination is determined to be in connection with or in anticipation of a change in control or is at the request or direction of a person who has entered into an agreement with the Company, the consummation of which would constitute a change in control of the Company, the Company will provide him with the following severance payments and benefits, subject to his continued compliance with his restrictive covenants and the execution and non-revocation of a release of claims:
•an amount equal to two times the sum of his annual base salary and target annual bonus, payable in lump sum;
•a pro-rated bonus under the executive incentive cash plan for year of termination, determined based on the Company’s actual performance and payable at such time such bonuses are payable to other employees of the Company;
•continued participation in medical and dental plans for 18 months (subject to termination if he becomes eligible to receive benefits from a new employer); and
•outplacement services for a period of up to twelve months, the value of such services not to exceed $50,000.

Qualifying Termination. A “qualifying termination” means Mr. Schneider’s employment is terminated by the Company without cause or Mr. Schneider resigns with good reason.
Section 280G. The Employment Agreement provides that if payments and benefits provided to Mr. Schneider would constitute an “excess parachute payment” for purposes of Section 280G of the tax code, he will either have his payments and benefits reduced to the highest amount that could be paid without triggering Section 280G or receive the after-tax amount of his payment and benefits, whichever results in the greater after-tax benefit, taking into account the excise tax imposed under Section 4999 of the tax code and any applicable federal, state and local taxes.
Other Benefits. Mr. Schneider will be entitled to participate in Company employee benefits and programs as generally available to other senior executives of the Company.
Restrictive Covenants and Clawback. Under the Employment Agreement, Mr. Schneider is subject to a non-compete period of three years and a non-solicitation period of three years following his termination of employment for any reason. The Company’s Clawback Policy applies in the event Mr. Schneider breaches his restrictive covenants under the Employment Agreement.
The foregoing descriptions of the material terms of the Employment Agreement do not purport to be complete descriptions and are qualified in their entirety by reference to the Employment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
10.1	Employment Agreement dated March 11, 2020 between Realogy Holdings Corp. and Ryan M. Schneider.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 13, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 13, 2020

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement dated March 11, 2020 between Realogy Holdings Corp. and Ryan M. Schneider.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).